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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  September 16, 1998



                          GLOBAL IMAGING SYSTEMS, INC.
                          ----------------------------
                 (Exact name of registrant as specified in its
                                    charter)


           DELAWARE                      000-24373               59-3247752
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(State or other jurisdiction of      (Commission File         (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)


    13902 North Dale Mabry, Suite 300, Tampa, Florida               33618
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         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code:  813-960-5508



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         (Former name or former address, if changed since last report)



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                          Exhibit Index is on page 4.
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                          GLOBAL IMAGING SYSTEMS, INC.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Effective September 1, 1998, Global Imaging Systems, Inc. ("Global") purchased all of the issued and outstanding stock of Carr Business Machines of Great Neck Inc. d/b/a Carr Business Systems ("Carr") pursuant to a Stock Purchase Agreement, dated as of September 16, 1998, by and among Global, Carr Acquisition Corporation (a wholly owned subsidiary of Global) as Buyer, Carr and Paul Schulman and Robert Smith as Sellers. Global paid $15,750,000 in cash and 332,344 in shares of Global's Common Stock, par value $.01 per share, for the Carr stock. Under certain circumstances, the purchase price for Carr will be adjusted. The Company borrowed funds under its $175 million line of credit from First Union National Bank to pay the cash portion of the purchase price.

     Carr is engaged in the distribution, sale and service of copiers, facsimile machines and other office equipment in the State of New York.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements.

     Financial Statements for Carr are not being filed with the initial filing of this report, but will be filed with an amendment to this report no later than November 30, 1998.

     (b) Pro Forma Financial Information.

     Pro Forma Financial Information for Carr is not being filed with the initial filing of this report, but will be filed with an amendment to this report no later than November 30, 1998.

     (c)  Exhibit.

     Stock Purchase Agreement, dated as of September 16, 1998, by and among Global, Carr Acquisition Corporation as Buyer, Carr Business Machines of Great Neck Inc. and Paul Schulman and Robert Smith as Sellers.

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBAL IMAGING SYSTEMS, INC.



Date  September 28, 1998            By  /s/ Raymond Schilling
     --------------------              ------------------------
                                      Raymond Schilling
                                      Chief Financial Officer,
                                      Secretary and Treasurer

                                       3
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                                 EXHIBIT INDEX

Exhibit
Number      Exhibit Description
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10.1        Stock Purchase Agreement, dated as of September 16, 1998, by and among Global, Carr Acquisition Corporation as Buyer, Carr Business
            Machines of Great Neck Inc. and Paul Schulman and Robert Smith as
            Sellers.

                                       4